EXHIBIT 99.1

DOUBLE EAGLE Petroleum Company DOUBLE EAGLE PETROLEUM COMPANY 2003 Nasdaq DBLE

This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. DOUBLE EAGLE PETROLEUM COMPANY 2003 DISCLAIMER

Ten Year History of Growth Strong Management Financial Commitment Excellent Development and Exploration Projects No Debt $10 million Line of Credit

Double Eagle Daily Production Production in mcf equivalent per day 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 MCFE 1637 1511 1766 1971 1858 2777 3790 4086 3645 2866 4637

DOUBLE EAGLE PETROLEUM Company The Company is growing by drilling. Exploration and Development projects in 2004 have great potential.

2004 Development Projects Mesa Unit on the Pinedale Anticline Coal Bed at Cow Creek Unit in the eastern Washakie Basin Exploratory Project Christmas Meadows in northeastern Utah

Pinedale Anticline Pinedale Anticline

2 3-17 15-17 3-16 11-16 13-16 5-10 9-16 15-15 15-16 5-16 11-18 9-11 11-12 13-12 13-14 15-14 5-15 7-19 5-20 7-21 13-21 15-21 5-22 9-22 15-22 5-23 7-23 15-23 13-23 5-24 13-24 7-24 15-24 5-19 16-20 9-31 5-29 11-29 15-29 3-28 9-28 11-28 13-28 5-27 11-27 9-27 13-27 5-26 11-26 13-26 15-26 4-25 13-25 13-30 7-31 14-31 7-30 15-28 3-33 1-33 1-33 11-33 15-33 3-34 32-34 13-34 15-34 13-35 11-35 3-35 1-35 4-36 2-36 6-36 1-6 1-5 2-5 2-4 1-4 3-4 2-8A 2-8 3-8 1-8 1-7 3-7 1-8 3-12 1-13 3-13 7-13 1-14 15-8 13-2 1 1 2 3 3 4 3-28 2 13-28 1 5 13-19 Ross 1 13-10 2 9-23 13-19 1 3 1 1 10-8 G-1 1 2 1 31-22 1 3-9 3-11 1 15 4-30 20-8 2 1 1 3 20-24 23-36 1 21-20 1 1 1 7 11-8 Mesa Pinedale 1 1 13-19 7-32 15-8 11-25 Lumen WIND RIVER THRUST FAULT Jonah WIND RIVER MOUNTAINS P B Northern Green River Basin Regional Map Thrust Fault Gas Field 29N 30N 31N 28N 27N 109W 108W 107W Pre-Cambrian Rx Antelope

SW-NE Structural Cross-section Northern Green River Basin, Wyoming 10,000 5,000 Sea level -5,000 -10,000 -15,000 -20,000 3,000 2,000 1,000 -1,000 -2,000 -3,000 -4,000 -5,000 Sea level La Barge Platform Meters Wind River Mtns. SW NE Feet JONAH SHB 13-27 PINEDALE Wagon Wheel #1 Lance Fm. Modified from Law et al. (1989) Frontier Fm. + older rocks Rock Springs Fm. Ericson Ss. Hilliard Sh. Miles Kilometers 0 0 2 5 10 2 4 10 V.E. = 5:1 Top of Overpressure (flare) Fort Union Fm. + younger strata Unnamed Tert ..

DOUBLE EAGLE PETROLEUM COMPANY 2003 Mesa "A" 1.5% ORRI Mesa "B" Shallow 8% WI Deep 12.5% WI Mesa "C" 10% Carried WI PINEDALE ANTICLINE

Atlantic Rim Area Blowup 50,000 gross acres 30,000+ net acres

Yes No No Yes Yes Over-Pressured 100 90-100 100 100 100 Saturation Very Good 150-1000 2 to 20 10 to 20 5 to 50 Permeability <1% 1 1 to 3 1 to 2 1 to 3 CO2 250-300 20-70 300-500 400 400-600 Gas Cont., scf/t 30-40 50-150 20-60 26 40 -80 Thickness ft. 1000-2000 200-1400 500-2000 1500-4000 3000-4500 Depth ft. Cow Creek River Raton Wash San Juan Characteristics Drunkard's Powder COW CREEK EXHIBITS MANY OF THE CHARACTERISTICS OF OTHER SUCCESSFUL CBM FIELDS

Structure Top of Mesaverde Structure Top of Mesaverde 80-ACRE SPACING 40-ACRE SPACING

Cow Creek Compares Favorably to Drunkard's Wash

EXAMPLE OF SUCCESSFUL DRUNKARD'S WASH CBM PROJECT 0 200 400 600 800 1000 1200 0 10 20 30 40 50 60 70 80 PRODUCTION MONTH MCFD, BPD PER WELL 0 20 40 60 80 100 120 140 160 180 200 # Wells Water Gas # Wells NOTE DECREASING WATER RATES MEANS LOWER OPERATING COSTS MEANS MORE NOTE INCREASING GAS RATES $ $

Green River Basin Index Map Green River Basin Index Map Colorado Wyoming Utah Overthrust Belt Moxa Arch Uinta Mountains Wind River Mountains Pinedale Anticline Christmas Meadows Mullen, Doelger,, and Barlow & Haun, 1993

Anadarko Warthog #3-1 PTD 16,750 Kf,Kd Marathon #1 Albert Creek Shell (1968) 21X-9 Dahlgreen Ck. TD 17100 Table Top Unit #1 Luckey Ditch 11.5 MMBO 70.1 BCF Bridger Lake 12.6 MMBO 62.8 BCF

Mowry Mowry

Christmas Meadows Area Table Top Unit #1

Double Eagle Petroleum Company (Nasdaq: DBLE) Poised for another strong year of growth